UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2020 (June 12, 2020)

REGENERON PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

000-19034	13-3444607
(Commission File Number)	(I.R.S. Employer Identification No.)

777 Old Saw Mill River Road, Tarrytown, New York	10591-6707
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 847-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock – par value $0.001 per share	REGN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, at the 2020 Annual Meeting of Shareholders of Regeneron Pharmaceuticals, Inc. (“Regeneron” or the “Company”) held on June 12, 2020 (the “Annual Meeting”), the Company’s shareholders approved the Second Amended and Restated Regeneron Pharmaceuticals, Inc. 2014 Long-Term Incentive Plan (the “Plan”).  The Plan was previously adopted by Regeneron’s Board of Directors (the “Board”) on April 3, 2020 based upon the recommendation of the Compensation Committee of the Board.

A description of the material terms of the Plan is set forth on pages 99 – 106 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 24, 2020 (the “Proxy Statement”) and is incorporated herein by reference.  The description of the Plan is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, Regeneron’s shareholders voted on the matters set forth below.

Proposal 1 – Election of Directors

The following nominees for Class II directors were elected to serve until the 2023 Annual Meeting of Shareholders and until their successors are duly elected and qualified based upon the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Joseph L. Goldstein, M.D.	110,706,608	5,757,444	36,518	5,469,768
Christine A. Poon	106,538,194	9,930,934	31,442	5,469,768
P. Roy Vagelos, M.D.	114,557,027	1,914,286	29,257	5,469,768
Huda Y. Zoghbi, M.D.	111,334,839	5,129,482	36,249	5,469,768

The following nominee for a Class III director was elected to serve until the 2021 Annual Meeting of Shareholders and until his successor is duly elected and qualified based upon the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
N. Anthony Coles, M.D.	115,885,996	544,086	70,488	5,469,768

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was approved based upon the following votes:

For:	119,959,637
Against:	1,963,153
Abstain:	47,548

Proposal 3 – Approval of Second Amended and Restated Regeneron Pharmaceuticals, Inc. 2014 Long-Term Incentive Plan

The proposal to approve the Plan was approved based upon the following votes:

For:	85,583,885
Against:	30,831,453
Abstain:	85,232
Broker Non-Votes:	5,469,768

Proposal 4 – Advisory Vote on Executive Compensation

The resolution to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement was approved based upon the following votes:

For:	81,690,302
Against:	34,709,497
Abstain:	100,771
Broker Non-Votes:	5,469,768

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Number	Description

10.1	Second Amended and Restated Regeneron Pharmaceuticals, Inc. 2014 Long-Term Incentive Plan (Incorporated by reference from the Form S-8 for the Registrant, filed June 16, 2020)

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGENERON PHARMACEUTICALS, INC.

/s/ Joseph J. LaRosa
Joseph J. LaRosa
Executive Vice President, General Counsel and Secretary

Date: June 16, 2020